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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  _____________

                                    FORM 8-K

                                  _____________

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): October 4, 2001



                                Saks Incorporated
             (Exact name of registrant as specified in its charter)



          Tennessee                       1-13113                          62-0331040
(State or other jurisdiction      (Commission File Number)     (IRS Employer Identification No.)
      of incorporation)



                              750 Lakeshore Parkway
                              Birmingham, AL 35211
                    (Address of principal executive offices)

                                 (205) 940-4000
              (Registrant's telephone number, including area code)




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Item 5. Other Events.

        On October 4, 2001, Saks Incorporated (the "Company") successfully completed an Exchange Offer and Consent Solicitation (the "Exchange Offer") relating to its outstanding 7% Notes Due 2004 and 7-1/4% Notes Due 2004 (collectively, the "2004 Notes"). Pursuant to the terms of the Exchange Offer, the Company exchanged a total of $141,557,000 in newly issued 9-7/8% Notes due 2011 (the "2011 Notes") and $147,371,524 in cash for $130,274,000 of 7% Notes and $152,867,000 of 7-1/4% Notes. Following the completion of the Exchange Offer, there remained outstanding $93,286,000 of 7% Notes and $73,613,000 of 7-1/4% Notes.

        The 2011 Notes were issued pursuant to an exemption from the registration requirements of the Securities Act of 1933, as amended (the "Act"), and may not be resold without registration under the Act or pursuant to an exemption from the registration requirements thereof. Pursuant to the Registration Rights Agreement filed herewith as Exhibit 4.4, the Company has agreed to exchange the 2011 Notes for new notes that have been registered under the Act, or to register the 2011 Notes for resale within 210 days of October 4, 2001.

        In connection with the Exchange Offer, the Company also received valid consents from a sufficient number of holders of the 2004 Notes to permit an amendment to the indentures governing each series of 2004 Notes. This amendment is reflected in the Supplemental Indentures filed herewith as Exhibits 4.2 and 4.3.


Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

4.1 Indenture, dated as of October 4, 2001, among Saks Incorporated, the Subsidiary Guarantors named therein, and Bank One Trust Company, N.A., as Trustee (relating to the Company's $141,557,000 of 9-7/8% Notes due 2011)

4.2 Fourth Supplemental Indenture, dated as of October 4, 2001, among Saks Incorporated, the Subsidiary Guarantors named therein, and Bank One Trust Company, N.A., as Trustee (relating to the Company's $93,286,000 of 7% Notes due 2004)

4.3 Fourth Supplemental Indenture, dated as of October 4, 2001, among Saks Incorporated, the Subsidiary Guarantors named therein, and Bank One Trust Company, N.A., as Trustee (relating to the Company's $73,613,000 of 7-1/4% Notes due 2004)

4.4 Registration Rights Agreement, dated as of October 4, 2001, among Saks Incorporated, certain Subsidiaries of the Company named therein, Salomon Smith Barney, Inc., Banc of America Securities LLC, Banc One Capital Markets, Inc., BNY Capital Markets, Inc., First Union Securities, Inc. and Fleet Securities, Inc.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          Saks Incorporated
                                           (Registrant)



Date: October 11, 2001                    By: /s/ Charles J. Hansen
                                             -----------------------------
                                          Charles J. Hansen
                                          Senior Vice President
                                          and Deputy General Counsel

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